Revenue	12 Months Ended
Jun. 30, 2024
Revenue [abstract]
Revenue	Revenue
Accounting policy
(a) Commodities
Revenue from metal sales include the sale of gold, silver and uranium. Revenue from metal sales is recognised when the group satisfies its performance obligations under its contract with the customer, by transferring such metals to the customer's control. Transfer of control is generally determined to be when the risk and title to the metals passes to the customer. Revenue is measured based on the consideration specified in the contract with the customer and is driven by the quoted market prices of the metals.

(b) Toll treatment
The group has entered into agreements with various third parties to treat gold-bearing material at certain of the group's metallurgical plants in South Africa. The determination of the consideration receivable is set out in each individual contract, based on the third parties' specific circumstances. Revenue from toll treatment services is recognised as the group satisfies its single performance obligation under its contract with the third parties, which is the recovery of the gold through the treatment process and the facilitation of the ultimate sale of recovered gold. This is satisfied over time. The gold-bearing material, and thereafter recovered gold, remains at all times under control of the third parties until the ultimate sale of the recovered gold. Harmony therefore acts as agent in treating the gold-bearing material. Settlement is done in the month following the sale of gold (see below).

Subsequent to treatment, the group delivers the recovered gold on behalf of the third parties to Rand Refinery for further refining, whereafter it is sold. The group acts as an agent in the sales process, receiving payment on behalf of the third parties before transferring the amounts owed to them.

(c) Hedging
The effective portion of gains or losses on the derivatives designated as cash flow hedging items (forecast sales transactions) are recognised in revenue when the forecast sales transactions occur. See the accounting policy for derivatives and hedging activities in note 2.

	SA Rand
Figures in million	2024	2023	2022
Commodities
Gold (a)	59 212	47 366	40 774
Silver (b)	1 667	1 021	663
Uranium (c)	866	304	240
	61 745	48 691	41 677
Toll treatment services (d)	576	430	—
Revenue from contracts with customers	62 321	49 121	41 677
Consideration from streaming contract (e)	323	338	471
Hedging gain/(loss) (f)	(1 265)	(184)	497
Total revenue[1]	61 379	49 275	42 645
1    A geographical analysis of revenue is provided in the segment report. Refer to note 39 for further information.

Revenue from contracts with customers
The points of transfer of control are as follows:

Gold: South Africa (excluding streaming contract)	Gold is delivered and a certificate of sale is issued.
Gold and silver: Hidden Valley	Metal is collected from Hidden Valley and a confirmation of collection is sent to and accepted by the customer.
Uranium	Confirmation of transfer is issued.
Toll treatment services	As the gold-bearing material is treated and processed over time.
Streaming contract	Gold is delivered and credited into the Franco-Nevada designated gold account.
4    Revenue continued
(a)    The increase in gold revenue during the 2024 financial year is due to the average dollar gold price increasing by 10.6%, from US$1 808/oz in the 2023 year to US$1 999/oz in 2024. Further to this there was a 5.5% increase in gold sold from 45 690kg to 48 222kg. The weakening of the Rand/US$ exchange rate from an average of R17.76/US$ to R18.70/US$ resulted in a 5.3% increase in revenue.

The increase in gold revenue during the 2023 financial year is mainly due to the weakening of the Rand/US$ exchange rate from an average of R15.21/US$ to R17.76/US$. The average gold spot price increased by 17%, from R883 453/kg in 2022 to R1 036 682/kg in 2023. The increase in revenue was partially offset by the closure of Bambanani in June 2022, which contributed revenue of R1 286 million in 2022.

(b)    Silver is mainly derived from the Hidden Valley mine in Papua New Guinea. The increase in silver revenue in the 2024 financial year is mainly due to an increase in production of 39% to 114 240kg from 82 093kg in 2023. In addition, the average dollar silver price increased by 12.9% from US$21.89/oz in 2023 to US$24.72/oz.

The increase in silver revenue in the 2023 financial year is due to an increase in production of 38% to 82 093kg from 59 489kg in 2022. This was due to a general improvement in the operating environment at Hidden Valley. The average silver price increased by 10.7% to R12 505/kg in 2023.

(c)    Uranium is derived from the Moab Khotsong operation. The increase is driven by kilograms produced and the average uranium price. Uranium produced increased by 12.7% to 267 667kg from 237 438kg in 2023, together with an increase in the average uranium price of 59.2% to R3 121/kg from R1 960/kg.

Uranium produced increased by 41.6% to 237 438kg from 167 696kg in 2022 and the average uranium price increased by 29.5% to R1 960/kg in 2023.

(d)    The fees for services rendered for the treatment of third-party gold-bearing material at the Doornkop and Moab Khotsong operations. Production from third parties increased from 2 392kg in 2023 to 2 840kg in 2024 resulting in an increase in toll treatment services income of R116 million while management fees increased by R30 million.

(e)    The streaming arrangement results in the non-cash consideration recognised as part of revenue for the streaming arrangement. Refer to note 29 for further information.

(f)    The realised effective portion of the hedge-accounted gold derivatives was impacted by the average gold market spot price of R1 249 344/kg (2023: R1 045 527/kg) during the 2024 financial year compared to the average forward price of matured contracts of R1 134 735/kg (2023: R1 028 764/kg). Refer to note 17 for further information.